UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2024

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The Nasdaq Stock Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2024, in connection with certain cost management efforts, Applied DNA Sciences, Inc. (the “Company”) entered into letter agreements with the Company’s President and Chief Executive Officer, James A. Hayward, Ph.D., Sc.D. (the “Hayward Letter Agreement”), and the Company’s Chief Operating Officer, Judith Murrah (the “Murrah Letter Agreement”). The Hayward Letter Agreement amends Dr. Hayward’s employment agreement with the Company and provides for a temporary 45% reduction to Dr. Hayward’s annual base salary, from $450,000 to $250,000, for a period of three months, effective as of January 1, 2024 through March 31, 2024. Dr. Hayward also agreed to waive any right to resign for “good reason” under his employment agreement with the Company as a result of the foregoing salary reduction. The Murrah Letter Agreement provides for a temporary 25% reduction to Ms. Murrah’s annual base salary, from $325,000 to $243,750, for a period of three months, effective as of January 1, 2024 through March 31, 2024.

The foregoing description of the Hayward Letter Agreement and the Murrah Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Hayward Letter Agreement and the Murrah Letter Agreement, which are attached as Exhibit 10.1 and Exhiit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Letter Agreement, dated January 4, 2024, by and between Applied DNA Sciences, Inc. and James A. Hayward.
10.2	Letter Agreement, dated January 4, 2024, by and between Applied DNA Sciences, Inc. and Judith Murrah.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2024	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward